UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2004

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	0-7201	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Florida 32114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
(Former name or former address, if changed since last report)

Item 5.	Other Events.

On April 23, 2004, Brown & Brown, Inc. issued the press release attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

EXHIBIT	DESCRIPTION

99	Press Release issued by Brown & Brown, Inc. on April 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            BROWN & BROWN, INC.

                                                            (Registrant)

                                                                        /S/ CORY T. WALKER

                                                            By:

                                                            Cory T. Walker, Chief Financial Officer

Date: April 23, 2004